UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2006

                                Ball Corporation
             (Exact Name of Registrant as Specified in its Charter)


          Indiana                     1-7349                    35-0160610
(State or Other Jurisdiction     (Commission File             (IRS Employer
     of Incorporation)                Number)               Identification No.)


                       10 Longs Peak Drive, P.O. Box 5000
                            Broomfield, CO 80021-2510
               (Address of Principal Executive Offices) (Zip Code)

                                 (303) 469-3131
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         In connection with the expiration on August 4, 2006, of the rights issued pursuant to the Rights Agreement, by and between Ball Corporation (the "Company") and First Chicago Trust Company of New York, dated as of January 24, 1996, on July 26, 2006, the Board of Directors of the Company approved the execution of a new Rights Agreement, by and between the Company and Computershare Investor Services, LLC (the "New Rights Agreement").

         In connection with the implementation of the New Rights Agreement, on August 7, 2006, the Company filed an amendment to its Amended Articles of Incorporation, as last amended on June 24, 2005 (the "Articles of Incorporation"), with the Secretary of State of Indiana (the "Articles of Amendment"). The filing of the Articles of Amendment was authorized by the Board of Directors of the Company in accordance with Section 23-1-25-2 and Section 23-1-38-2 of the Indiana Business Corporation Law. The Articles of Amendment amend Article VI, Section A, Paragraph 3 of the Articles of Incorporation and set forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock of the Company, without par value, to be reserved for issuance in connection with the New Rights Agreement. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

         A copy of the New Rights Agreement was filed with the United States Securities and Exchange Commission as Exhibit 4.1 to the Company's current report on Form 8-K, dated July 26, 2006.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

 Exhibit No.       Description
 -----------       -----------

       3.1 Articles of Amendment of the Amended Articles of Incorporation of Ball Corporation, dated as of August 7, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BALL CORPORATION

Date: August 7, 2006              By: /s/ Charles E. Baker
                                      -----------------------------
                                      Name:  Charles E. Baker
                                      Title: Vice President, General Counsel
                                             and Assistant Corporate Secretary

                                  EXHIBIT INDEX


  Exhibit No.      Description
 -----------       -----------

       3.1 Articles of Amendment of the Amended Articles of Incorporation of Ball Corporation, dated as of August 7, 2006